Exhibit 10.8

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

CONFIDENTIAL

COMMERCIAL PACKAGING AGREEMENT

This Commercial Packaging Agreement (“Agreement”) is made as of this 11th day of November, 2019 (“Effective Date”), by and among Aimmune Therapeutics, Inc., a Delaware corporation, with a place of business at 8000 Marina Blvd., Suite 300, Brisbane, CA  94005 and/or any Affiliate as may become a party to this Agreement or subsequent assignee (“Client”), and AndersonBrecon Inc., an Illinois corporation, doing business as PCI of Illinois, with a place of business at 4545 Assembly Drive, Rockford, IL 61109 (“PCI-US”), and Millmount Healthcare Limited, with an address at Block 7, City North Business Campus, Stamullen Hall, Stamullen, Co. Meath, Ireland (“PCI-Ireland” and, together with PCI-US, “PCI”).

RECITALS

A.

Client is a pharmaceutical company that develops, markets and sells pharmaceutical products, including Client’s proprietary pharmaceutical product AR101 for the treatment of peanut allergy (“Palforzia”);

B.

PCI specializes in packaging for the pharmaceutical industry and has certain technical and commercial information and know-how relating to, among other things, performing packaging and labeling of pharmaceutical and other products, into various sized primary and secondary containers; and

C.

Client desires to engage PCI to provide certain commercial packaging and labeling services to Client, and PCI desires to provide such services, all pursuant to the terms and conditions set forth in this Agreement.

THEREFORE, in consideration of the mutual covenants, terms and conditions set forth below, the parties agree as follows:

Article 1
DEFINITIONS

The following terms have the following meanings in this Agreement:

1.1“Affiliate(s)” means, with respect to PCI, Client or any third party, any corporation, firm, partnership or other entity that controls, is controlled by or is under common control with such entity.  For the purposes of this definition, “control” shall mean the ownership of at least 50% of the voting share capital of an entity or any other comparable equity or ownership interest.

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1.2“Applicable Laws” means (i) all laws, ordinances, rules and regulations, as amended from time to time, of all countries in the Territory, applicable to the Packaging or any aspect thereof and the obligations of PCI or Client, as the context requires, under this Agreement, including but not limited to cGMP and the FD&C Act, and (ii) any applicable laws, rules and regulations of any other foreign jurisdiction in the Territory, including but not limited to any cGMP and FD&C Act equivalents.

1.3“Authorization(s) to Package” means a document, signed by a Client representative or designee and provided to PCI prior to the commencement of Packaging of Bulk Product, indicating such Bulk Product has been authorized to be Packaged.

1.4“Authorization to Transfer” means a document, signed by a Client representative or designee and provided to PCI, authorizing PCI to transfer the Packaged Product from a Facility.

1.5“Batch” means a defined quantity of Bulk Product that has been or is being Packaged in accordance with the Specifications.

1.6“Bulk Product” means Palforzia in bulk and work in process form that is specified in the Quality Agreement, or such other product included by amendment in the Quality Agreement.

1.7“Business Day” means any day other than a Saturday, Sunday or a national holiday in the United States.

1.8“Certificate(s) of Analysis” means a certificate indicating the Bulk Product’s conformance to the applicable Specifications, signed by a Client representative or designee and provided to PCI prior to the commencement of Packaging of such Bulk Product.

1.9“Certificate(s) of Conformance” means, with respect to a Client-supplied Material other than Bulk Product, a certificate indicating such Client-supplied Material’s conformance with all required testing and other applicable Specifications, signed by a representative of the supplier of such material and provided to PCI prior to the commencement of Packaging using such material.

1.10“Certificate(s) of Release” means a certificate indicating that the Packaging conforms with the Specifications, signed by a PCI representative and provided to Client following the completion of Packaging in accordance with the Quality Agreement.

1.11“cGMP” means all applicable laws, regulations and standards of the countries within the Territory relating to the Packaging including but not limited to, the FDA current Good Manufacturing Practices, as set forth in the Title 21 of the United States Code of Federal Regulations, and any current Good Manufacturing Practices of the Health Products Regulatory Authority of Ireland (HPRA) as such regulations and guidelines may be revised from time to time and equivalent non-U.S. regulations solely to the extent such other non-U.S. jurisdictions are otherwise included in the definition of “Applicable Laws.”

1.12“Client” has the meaning set forth in the introductory paragraph, or any successor or permitted assign.

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1.13“Client Indemnitees” has the meaning set forth in Section 14.1.

1.14“Client Intellectual Property” means all Intellectual Property and embodiments thereof owned by or licensed to Client as of the Effective Date or after by Client.

1.15“Client Inventions” has the meaning set forth in Section 12.3

1.16“Client Material Loss” has the meaning set forth in Section 3.1(h).

1.17“Client-supplied Materials” means any materials to be supplied by or on behalf of Client to PCI for Packaging, as provided in the Quality Agreement, including Bulk Product, artwork and labeling.

1.18 “Confidential Information” has the meaning set forth in Section 11.2.

1.19“Contract Year means, except for the period ending December 31, 2019, each twelve (12) month period during the Term of this Agreement, commencing on January 1st and ending on the following December 31st.  The initial Contract Year shall mean that period beginning on the Effective Date and ending on December 31, 2019.

1.20 “Defective Packaging” has the meaning set forth in Section 6.1(a).

1.21“Delivery Date(s)” has the meaning set forth in Section 5.3(b).

1.22“Effective Date” has the meaning set forth in the introductory paragraph.

1.23“Equipment” shall mean the machines, tooling and other equipment owned by Client and located at a Facility as agreed to from time to time by the Parties in writing; for clarification to the extent not agreed in writing any [***].

1.24“Exception Notice” has the meaning set forth in Section 6.1(a).

1.25“Excess Loss” has the meaning set forth in Section 3.1(i).

1.26“Facility” means PCI’s facilities located in [***] and such other facility as agreed in writing by the parties.

1.27“FDA” means the United States Food and Drug Administration or any successor Regulatory Authority having substantially the same function.

1.28“FD&C Act” means the United States Federal Food, Drug and Cosmetic Act, as amended or supplemented from time to time.

1.29“Firm Commitment” has the meaning set forth in Section 5.2(a).

1.30“Initial Term” has the meaning set forth in Section 17.1.

1.31“Intellectual Property” means all intellectual property (whether or not patented or registered), including without limitation, brands, patents, patent applications, formulae, know-how, trade secrets, copyrights, trademarks, trademark applications, trade names, trade dress,

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trade secrets, industrial designs, equipment and tooling designs, other designs, concepts, technical information, manuals, standard operating procedures, instructions, specifications, inventions, processes, data, improvements and developments.

1.32“Ireland Quality Agreement” has the meaning set forth in Section 10.8.

1.33“Inventions” has the meaning set forth in Section 12.3.

1.34“Latent Defect” has the meaning set forth in Section 6.1(a).

1.35“Loss Allowance” has the meaning set forth in Section 3.1(g).

1.36“Losses” has the meaning set forth in Section 14.1.

1.37 “Minimum Requirement” has the meaning set forth in Section 5.1.

1.38“Other Related Services” has the meaning set forth in Section 2.2.

1.39“Package” or “Packaging” or “Packaged” means the packaging of Bulk Product and labeling the packages which contain the Bulk Product in accordance with the Specifications.

1.40“Packaged Product” means the finished product resulting from the Packaging performed by PCI under this Agreement.

1.41“PCI” has the meaning set forth in the introductory paragraph, or any successor or permitted assign.

1.42 “PCI Indemnitees” has the meaning set forth in Section 14.2.

1.43“PCI Intellectual Property” means all Intellectual Property and embodiments thereof owned by or licensed to PCI as of the Effective Date or after by PCI.

1.44“Permitted Subcontractor” has the meaning set forth in Section 2.3.

1.45“Pricing” has the meaning set forth in Section 8.1(a).

1.46“Purchase Order” has the meaning set forth in Section 5.3(a).

1.47“Qualified Person” has the meaning set forth in Section 10.9(a).

1.48“Qualified Person Services” has the meaning set forth in Section 10.9.

1.49“Quality Agreement” has the meaning set forth in Section 10.8.

1.50“Raw Materials” means all raw materials, supplies, components and packaging necessary to Package and ship Packaged Product in accordance with the Specifications, as provided in the Quality Agreement, but not including Client-supplied Materials.

1.51“Recall” has the meaning set forth in Section 10.6.

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1.52“Records” has the meaning set forth in Section 10.2.

1.53“Regulatory Approval” means all approvals, permits, product and/or establishment licenses, registrations or authorizations, from the applicable Regulatory Authority that are necessary or advisable in connection with the development, manufacture, testing, use, storage, exportation, importation, transport, promotion, marketing, distribution or sale of Packaged Product, along with satisfaction of any related applicable regulatory requirements.

1.54“Regulatory Authority” means any federal, state or local governmental or regulatory bodies, agencies, departments, bureaus, courts or other entities in the United States (including the FDA), Ireland and in any other country of the Territory that is responsible for (A) the regulation (including pricing) of any aspect of pharmaceutical or medicinal products intended for human use or (B) health, safety or environmental matters generally.

1.55 “Representatives” has the meaning set forth in Section 11.1.

1.56“Review Period” has the meaning set forth in Section 6.1(a).

1.57“Rolling Forecast” has the meaning set forth in Section 5.2(a).

1.58“Specifications” means the procedures, requirements, standards, quality control testing and other data and the scope of services as set forth in in the Quality Agreement along with any valid amendments or modifications thereto, in accordance with Article 9.

1.59“Supplier” has the meaning set forth in Section 3.3(a).

1.60“Term” has the meaning set forth in Section 17.1.

1.61“Territory” means the countries or territories listed on Attachment A, which the parties may update by mutual written consent from time to time.

1.62“US Quality Agreement” has the meaning set forth in Section 10.8.

Article 2
PROCESSING & RELATED SERVICES

2.1Supply and Purchase of Packaging.  PCI shall Package Bulk Product in accordance with the Specifications, Applicable Laws and the terms and conditions of this Agreement for the consideration provided herein.  Client shall be responsible for the manufacturing and testing of Bulk Products, testing of Packaged Products (except to the extent PCI expressly provides testing pursuant to this Agreement), and sale and distribution of the Packaged Product.

2.2Other Related Services.  PCI shall provide such related services (including tooling purchases and non-routine repair; analytical work; stability; auditing of Suppliers (as contemplated by Section 3.3(c)); and retain storage) other than Packaging, as agreed to in writing by the parties from time to time (“Other Related Services”).  Such writing shall include the scope and fees for any such services and be appended to this Agreement.  The terms and

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conditions of this Agreement shall govern and apply to such services, including repair and other services provided under Article 4.

2.3Subcontracting. PCI may subcontract its obligations under this Agreement in whole or in part to third parties, only upon prior written consent of Client (each such approved subcontractor, a “Permitted Subcontractor”), such approval not to be unreasonably withheld or delayed. Each Permitted Subcontractor shall be listed in Attachment C and the work to be performed by such Permitted Subcontractor shall be specifically and explicitly set forth in such Attachment C.  PCI shall at all times remain liable for such Permitted Subcontractor’s performance of Packaging under this Agreement. PCI hereby expressly waives any requirement that Client exhaust any right, power or remedy, or proceed against a Permitted Subcontractor, for any obligation or performance hereunder prior to proceeding directly against PCI.  A subcontractor shall not include any provider of components for the Packaging.

Article 3
MATERIALS

3.1Client-Supplied Materials.

(a)Supply.  Client or a supplier on Client’s behalf shall supply to PCI for Packaging, [***] Client-supplied Materials, including Bulk Product, in quantities sufficient to meet Client’s requirements for Packaging, as set forth in Article 5.  Client shall deliver or cause to be delivered such items, together with associated Certificates of Analysis, Certificates of Conformance, lot numbers, expiration dates and Authorizations to Package to a Facility no later than [***] ([***]) [***] before, but not earlier than [***] ([***]) [***] before, the Delivery Date for the Packaged Product in which such items will be used by PCI.  If PCI fails to receive the foregoing on a timely basis, PCI shall have the right to (i) [***]; or (ii) [***]; or (iii) [***].  The preceding supply schedule for Client-supplied Materials may be adjusted upon mutual agreement of the parties if Client is launching a new product.  PCI shall use such items solely and exclusively for Packaging hereunder.  Prior to first delivery of any such items, Client shall provide to PCI a copy of all associated material safety data sheets, safe handling instructions and health and environmental information, and shall promptly provide any updates, or revisions thereto.

(b)Conformity.  Within [***] ([***]) [***] of receipt of Client-supplied Materials by PCI, PCI shall confirm that the labels on such items conform to their accompanying packing slip, including [***]. Unless otherwise expressly required by the Specifications, PCI shall have no obligation to test such items to confirm that they meet the associated Specifications, Certificate of Analysis or Certificate of Conformance or otherwise; but in the event that PCI detects a nonconformity with Specifications, PCI shall give Client prompt notice of such nonconformity.  PCI shall not be liable for any defects in Client-supplied Materials, or in Packaging or Packaged Product as a result of defective Client-supplied Materials, unless PCI failed to properly perform the foregoing obligations.  PCI shall follow Client’s reasonable written instructions in respect of return or disposal of defective Client-supplied Materials, [***].

(c)Customs. Unless otherwise agreed in writing between the parties, Client shall be solely responsible for the proper release and clearance of Client-supplied Materials to be provided by Client or a Supplier for [***] and foreign customs purposes, including any return

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thereof required by any Regulatory Authority following improper or unauthorized release, and Client acknowledges that it is the owner of such items for customs purposes.  If PCI and Client agree in writing that PCI will act as the importer of record for Client-supplied Materials in a particular jurisdiction [***], PCI shall charge administrative fees for such services as set out in an attachment to this Agreement or a quotation signed by both Client and PCI, and pass through to Client any and all [***] relating to the importation of the Client-supplied Materials. [***]. PCI shall have no responsibility, liability or further obligation if Client-supplied Materials are not approved or released from customs except to the extent such action is proximately caused by PCI’s [***].  PCI shall have no obligation to take any pre- or post-customs release action, including obtaining binding rulings, advising of liquidation or filing petitions or protests. If PCI is not acting as the importer of record for Client-supplied Materials, Client shall reimburse PCI for [***] incurred by PCI relating to the importation of the Client-supplied Materials.  Notwithstanding anything to the contrary herein, if any delay in customs clearance or release of any Client-supplied Materials occurs such that PCI cannot supply the quantity of Packaged Product to Client by the Delivery Dates specified in accepted Purchase Orders, then PCI shall not be obligated to supply Packaged Product to Client hereunder until full and proper customs clearance or release is obtained by Client.

(d)Title and Risk of Loss for Client-supplied Materials.  Title and risk of loss to Client-supplied Materials shall remain with [***] while such items are [***] and for the duration of the [***].  PCI’s liability for any loss to such Client-supplied Materials shall be [***] as set forth in Section 3.1(h).  Client shall obtain and maintain insurance for Client-supplied Materials in accordance with Section 16.1.

(e)Artwork and Packaging.  Client shall provide or approve, prior to the procurement of applicable components, all artwork, advertising and packaging information necessary for Packaging.  Such artwork, advertising and packaging information is and shall remain the exclusive property of Client, and Client shall be solely responsible for the content thereof.  Such artwork, advertising and packaging information or any reproduction thereof may not be used by PCI in any manner other than performing its obligations hereunder.  PCI requires no less than [***] ([***]) [***] notice of changes in artwork, advertising and packaging information; provided, however, that PCI will work with Client in good faith to expedite copy changes on a quicker basis.  If Client provides PCI with less notice of changes in artwork, advertising and packaging information, PCI shall not be responsible for any delay in the delivery of Packaged Products to which such changes apply.

(f)Expired Client-Supplied Materials.  Client will be required to dispose of any Client-supplied Materials that have expired within [***] ([***]) [***] of such expiration.  PCI will manage destruction of such expired Client-supplied Materials if requested by Client and will invoice Client for the costs thereof.  Notwithstanding anything to the contrary herein, PCI reserves the right to [***].

(g)Loss Allowance.  For each type of Packaged Product, the parties will mutually determine an annual allowance for Bulk Product and other Client-supplied Materials that are not converted to Packaged Product (“Loss Allowance”).  With respect to each type of Packaged Product, the initial Loss Allowance for each product shall be established by good faith negotiation between Client and PCI after the first [***] packaging lots following the validation campaign, instructed by data from such packaging Batches.  The Loss Allowance shall be

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adjusted in the event of any changes to the Specifications, including without limitation any changes to the Bulk Product.  If the parties do not agree, PCI will determine a commercially reasonable Loss Allowance.

(h)Liability for Loss.  PCI’s liability for loss or damage to Client-supplied Materials is limited to: (i) [***] (ii) [***] or (iii) [***] (collectively, “Client Material Loss”).  When calculating the amount of Client Material Loss, the following shall not be counted as issued to the line for Packaging: (i) [***] (ii) [***] and (iii) [***]. For clarification, the expectation of the parties is that Pricing is based upon [***]; PCI is obligated to deliver such amounts of Packaged Products to meet Client’s Purchase Orders and the related tier notwithstanding Client Material Loss that may be incurred.

(i)Annual Reconciliation of Excess Loss; Reimbursement.  Within [***] ([***]) [***] following the end of each Contract Year, PCI will perform a reconciliation for each type of Packaged Product for the prior Contract Year and will calculate for applicable Client-supplied Materials (i) the Client Material Loss and (ii) the amount, if any, by which the Client Material Loss exceeds the Loss Allowance (such excess referred to as the “Excess Loss”).  PCI will reimburse Client for Excess Loss, if any, at the lesser of (i) [***] or (ii) [***], in either case subject to the limitation set forth in Section 15.1.  For purposes of this Section 3.1(i), “cost” shall mean (i) [***] and (ii) [***].

(j)Inventory Management. In accordance with its standard operating procedures, PCI shall provide, upon reasonable request by the Client, physical copies of inventory management details to the Client regarding Raw Materials, artwork and Client-supplied Materials.

3.2Raw Materials.

(a)Procurement.  PCI shall be responsible for procuring, inspecting and releasing adequate Raw Materials as necessary to meet the Firm Commitment, unless otherwise agreed to by the parties in writing.  PCI shall rely on the Firm Commitment for purchasing Raw Materials for use in the Packaged Products forecasted. To the extent practicable, PCI will procure Raw Materials on a [***] basis based on projected [***] requirements in an effort to reduce costs of such components and materials.  Notwithstanding anything to the contrary herein, if the lead time necessary to acquire Raw Materials is greater than [***] ([***]) [***], PCI shall submit orders for such Raw Materials based on the Rolling Forecast in a timely manner, and [***].  In the event that the quantity of Packaged Products in any Rolling Forecast provided by Client pursuant to Article 5 decreases or increases by [***] percent ([***]%) from one Rolling Forecast to the next, PCI reserves the right (i) [***] and (ii) in accordance with Section 8.2, [***].

(b)Title and Risk of Loss for Raw Materials.  Title and risk of loss with respect to the Raw Materials used for the Packaged Products will remain with PCI until PCI delivers Packaged Products to a common carrier for shipment to Client.

(c)Reimbursement for Raw Materials.  In the event of (i) a Specification change for any reason, (ii) obsolescence of any Raw Material or (iii) further to Article 17, termination or expiration of this Agreement, Client shall bear the cost of any unused Raw

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Materials plus [***]% so long as PCI purchased such Raw Materials in quantities consistent with [***].  Payment will be due within [***] ([***]) [***] of Client’s receipt of PCI’s invoice.

(d)Storage.  After [***] ([***]) [***], Raw Materials (solely to the extent purchased consistent with Section 3.2(a) based upon the Firm Commitment and Rolling Forecast and provided that there are no outstanding Purchase Orders to use such Raw Materials within [***] ([***]) [***]) or Client-supplied Materials, including Bulk Product, held in inventory will be subject to storage and carrying cost as [***].

3.3Mandated Supplier.

(a)Use of Supplier.  In certain instances, Client may require a specific supplier, manufacturer or vendor (“Supplier”) to be used for Raw Materials or to furnish Client-supplied Materials.  In such an event, (i) such Supplier will be identified in the Specifications or otherwise in writing, (ii) Client shall be responsible for the timeliness, quantity and quality of supply of Raw Materials or Client-supplied Materials from such Supplier, (iii) PCI shall not be liable for any defects in Raw Materials or Client-supplied Materials from such Supplier, or in Packaging or Packaged Product as a result of such defective Raw Materials or Client-supplied Materials, unless PCI failed to properly perform any testing required by the Specifications, and (iv) Raw Materials from such Supplier shall be deemed, for all purposes hereunder including required supply schedule and liability, Client-supplied Materials.  If a Supplier fails to deliver the appropriate quantity and quality of Raw Materials or Client-supplied Materials on the required supply schedule and PCI is unable to resolve the issue with Supplier, PCI shall so notify Client of such supply issue and Client shall, to the extent practicable, have a discussion with the Supplier in an effort to resolve such failure.  Client shall have no obligation to continue such discussion with the Supplier following the initial discussion or after such offer of an initial discussion, if the Supplier refuses such discussion.  If a Supplier refuses such discussion or fails to supply PCI with Raw Materials or Client-supplied Materials such that PCI cannot supply Packaged Product to Client, then, to the extent of such failure, PCI shall not be obligated to supply Packaged Product to Client hereunder until such failure to supply is remedied, either with the Supplier or with an alternate supplier.

(b)Costs. If the cost of the Raw Material from any such Supplier is greater than PCI’s costs for the same raw material of equal quality from other suppliers, [***].  Client will be responsible for [***] associated with qualification of any such Supplier that has not been previously qualified (as described in Section 3.3(c)) by PCI.

(c)Qualification. Client acknowledges and agrees that any Supplier mandated by Client (i) [***] and (ii) prior to the delivery of any Raw Materials or Client-supplied Materials by such Supplier to a Facility, must pass either (A) the quality audit conducted by PCI or, (B) if Client acknowledges in writing to PCI no later than [***] ([***]) [***] after selection of the Supplier that Client shall be solely responsible for conducting all quality audits of such Supplier, the quality audit conducted by Client.   Notwithstanding anything to the contrary herein, Client further acknowledges and agrees that PCI shall not be required to utilize or contract with any Supplier that fails to meet the foregoing [***] audit requirements.

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Article 4
EQUIPMENT

4.1PCI shall procure on behalf of Client the Equipment.  The Equipment will be dedicated solely to Client’s Products.  The Equipment will be owned and risk of loss maintained by [***] and located in the applicable PCI Facility agreed to by the parties from time to time in writing.  PCI shall be responsible to maintain and operate Equipment in accordance with commercially reasonable business practice, including routine repair and maintenance.  In the case of Equipment [***], both Client and PCI will assess associated costs and agree on the final cost that will be paid by [***].

4.2PCI shall use the Equipment only for performing packaging and storage processes for Client.  PCI may not use the Equipment for any other purpose.  PCI shall negotiate cost and obtain prior written approval from Client in writing before using the Equipment for any other purposes.

4.3  PCI shall use [***] to maintain all Equipment in good working order. Any alterations, additions or improvements to the Equipment are considered part of the Equipment.  Client shall own the Equipment and PCI shall maintain all Equipment free of any liens or other encumbrances and return any Equipment to Client promptly upon request by Client; provided, however, that if return of Equipment is requested during the Term, the parties will negotiate in good faith the timing of the return so as to not delay Packaging by PCI.

Article 5
MINIMUM COMMITMENT, PURCHASE ORDERS & FORECASTS

5.1 Minimum Requirement.  During each Contract Year, Client shall purchase Packaging from PCI Ireland of at least the quantities of Bulk Product in the form of a minimum requirement (“Minimum Requirement”) as set forth in Section II(10) of Attachment B (Additional Payment) and from PCI-US in accordance with the “Capacity Utilization Fee Schedule” as set forth in Section I(2) of Attachment B and PCI shall supply such Packaging in the amounts ordered in accordance with such Minimum Requirements and amounts ordered in accordance with Attachment B for Client. For clarification, subject to Section 11.7, this Agreement is non-exclusive and nothing contained herein shall prevent Client to purchase Packaging from other suppliers, provided it meets its ordering obligations set forth above.

5.2Forecast.

(a)On or before the [***] ([***]) day of each [***], beginning at least [***] ([***]) [***] prior to the earliest Delivery Date, unless otherwise agreed to by Client and PCI, Client shall furnish to PCI a written [***] rolling forecast of the quantities of Bulk Product that Client intends to have PCI Package during such period (“Rolling Forecast”).  The Rolling Forecast shall be submitted on a [***] basis and in Excel spreadsheet format and shall include [***] quantity requirements by Client Packaged Product and the proposed Delivery Date(s) (as defined in Section 5.3(b) below). The first [***] ([***]) [***] of such Rolling Forecast shall constitute a binding order for the quantities of Packaged Product specified therein (“Firm Commitment”) and the following [***] ([***]) [***] of the Rolling Forecast shall be non-binding, good faith estimates.  Notwithstanding anything to the contrary herein, if the lead time

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necessary to schedule production is greater than [***] ([***]) [***], PCI shall schedule production based on the Rolling Forecast in a timely manner.  In the event PCI believes it may not be able to meet the requirements of any Rolling Forecast, it shall notify Client within [***] ([***]) [***] of receipt of such Rolling Forecast, and the parties shall agree in good faith appropriate modifications to the Rolling Forecast.

(b)In recognition of higher uncertainty during the Packaged Product launch period (first [***] ([***]) [***] after approval in each market within the Territory) both parties agree to meet and discuss frequently ([***]) the Rolling Forecast in good faith and review forecast variability and flexibility to react to unplanned upsides or downsides even in the binding period to ensure supply.  PCI hereby agrees to make available sufficient qualified personnel to react to an increase of up to an additional [***] percent ([***]%) of the forecasted quantities during the first [***] ([***]) [***] after each market approval subject to component availability.

5.3Purchase Orders.

(a)From time to time as provided in this Section 5.3(a), Client shall submit to PCI a written binding, non-cancelable purchase order for Packaging specifying the number of Batches, in whole Batch increments, to be Packaged, the Batch size (to the extent the Specifications permit Batches of different sizes), and the proposed Delivery Date(s) for each Batch, (each, a “Purchase Order”).  Concurrently with the submission of each Rolling Forecast, Client shall submit a Purchase Order for the portion of the Firm Commitment which is not already subject to a Purchase Order.  Purchase Orders for Packaging quantities of Bulk Product in excess of the Firm Commitment shall be submitted by Client at least [***] ([***]) [***] in advance of the delivery date(s) requested in the Purchase Order.

(b)Provided that a Purchase Order is consistent with the Firm Commitment and other terms and conditions of this Agreement, within [***] ([***]) [***] following receipt of a Purchase Order, PCI shall issue a written acknowledgement to Client that it accepts such Purchase Order with the proposed delivery date(s) or reasonable alternative delivery date(s), in which event the parties shall [***] reach mutual agreement on acceptable Delivery Date(s).  The term “Delivery Date(s)” refers to the firm date(s), as agreed upon by the parties pursuant to this Section 5.3(b), upon which PCI must deliver to Client or authorized agent of Client the Packaged Products.

(c)Subject to Section 5.3(d), PCI may reject Purchase Orders in excess of the Firm Commitment or otherwise not given in material compliance with this Agreement.

(d)PCI shall [***] to Package Bulk Product in quantities which are up to [***]% in excess of the quantities specified in the Firm Commitment, subject to PCI’s other supply commitments and packaging and equipment capacity; [***].  Within [***] ([***]) [***] of receipt of a Purchase Order for quantities of Packaged Product in excess of the applicable Rolling Forecast, PCI will notify Client of PCI’s capacity to supply such excess quantity.

(e)If Client fails to place Purchase Orders sufficient to satisfy the Firm Commitment, [***].

5.4[***]

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5.5Client’s Modification or Cancellation of Purchase Orders.  Client may modify the Delivery Date or quantity of Bulk Product to be packaged in a Purchase Order only by submitting a written change order to PCI at least [***] ([***]) [***] in advance of the original Delivery Date covered by such change order.  Such change order shall be effective and binding against PCI [***], and notwithstanding the foregoing, Client shall remain responsible for the Firm Commitment.  In no event shall PCI be required to incur [***] in connection with such change order or its efforts to accommodate such a change.  Any [***] incurred by PCI shall be paid for by Client.

5.6Unplanned Delay of Packaging.  PCI shall [***] meet the delivery obligations of each Purchase Order, subject to the terms and conditions of this Agreement.  PCI shall provide Client with as much advance written notice (which may be by e-mail) as possible (and will [***] provide at least [***] ([***]) [***] advance written notice where possible) if PCI determines that any Packaging will be delayed for any reason [***].

5.7Observation of Packaging.  In addition to Client’s audit right pursuant to Section 10.5, Client may send a reasonable number of representatives to a Facility to observe Packaging, upon reasonable advance written request to PCI.  Such representatives shall abide by all PCI safety rules and other applicable employee policies and procedures, and Client shall be responsible for such compliance and must have the appropriate insurance in place to cover such responsibilities.  Client shall indemnify and hold harmless PCI for any Losses resulting from an action, omission or other activity of such representatives while on PCI’s premises.  PCI reserves the right to require such representatives to enter into separate confidentiality agreements directly with PCI in such persons’ individual capacities on terms substantially similar to those set forth in Article 11.

Article 6
TESTING; SAMPLES; RELEASE

6.1Releasing; Rejection; Inspection.

(a)Releasing; Rejection. PCI shall provide Client or its designee with a Certificate of Release for each Batch consistent with the requirements in the Quality Agreement. Client shall be responsible for final release of Packaged Product to the market.  Unless within [***] ([***]) [***] after Client’s receipt of a Batch (“Review Period”), Client or its designee notifies PCI in writing (an “Exception Notice”) that the Packaging of such Batch does not meet the warranty set forth in Section 13.1(a) (“Defective Packaging”), and provides a sample of the alleged Defective Packaging, the Packaging shall be deemed accepted by Client and Client shall have no right to reject such Batch.  Upon timely receipt of an Exception Notice from Client, PCI shall conduct an appropriate investigation in its discretion to determine whether or not it agrees with Client that the Packaging is Defective Packaging and to determine the cause of any nonconformity.  If PCI agrees that Packaging is Defective Packaging, then Section 6.3 shall apply.  For avoidance of doubt, where the cause of nonconformity cannot be determined or assigned as above, Section 6.3 shall not apply.  For the purposes of this Agreement, hidden flaws, weaknesses, or imperfections of the Packaged Product that causes such Packaged Product to not meet the PCI warranties set forth in Section 13.1(a) and which cannot be readily ascertained from review of Batch documentation provided by PCI, or mere observation or customary incoming inspection of Packaged Product at Client’s shipping destination, shall be

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considered latent defects and be deemed Defective Packaging (each, a “Latent Defect”).  Upon discovery of such a Latent Defect within the shelf-life of a Packaged Product, Client shall have [***] ([***]) [***] to notify PCI and provide an Exception Notice describing such Latent Defect and Defective Packaging.  Latent Defects shall otherwise be subject to all other provisions, processes and remedies as contained within Article 6.

(b)Inbound Inspection. Client shall notify PCI of any cGMP claim found during inbound inspection of Client-supplied Materials at the distribution center designated from time to time by Client or any discrepancy found during the distribution process related to labeling/packaging of the Packaged Product.  PCI shall work with Client to resolve cGMP claims or discrepancies in good faith.

6.2Discrepant Results.  In the event of a disagreement between the parties regarding whether Packaging is Defective Packaging, which disagreement cannot be resolved by the parties within [***] of the date of the completion of PCI’s investigation, the parties shall cause a mutually agreeable independent third party to review records, test data and to perform comparative tests and/or analyses on samples of the alleged Defective Packaging and its components, including Client-supplied Materials.  The independent party’s determination as to whether or not Packaging is Defective Packaging and the cause of any nonconformity shall be final and binding.  Unless otherwise agreed to by the parties in writing, the costs associated with such testing and review shall be borne by [***].

6.3Defective Packaging.  PCI will[***], either re-Package at its cost any Batch of Defective Packaging (and Client shall be liable to pay for either the rejected Batch(es) or the replacement Batch(es), but not both), or credit any payments made by Client for such Batch.  THE FOREGOING OBLIGATION OF PCI TO RE-PACKAGE OR CREDIT PAYMENTS MADE BY CLIENT AND REIMBURSE FOR CLIENT-SUPPLIED MATERIALS IN THE EVENT OF EXCESS LOSS UNDER SECTION 3.1(i) SHALL BE CLIENT’S SOLE AND EXCLUSIVE REMEDY UNDER THIS AGREEMENT FOR DEFECTIVE PACKAGING AND IS IN LIEU OF ANY OTHER WARRANTY, EXPRESS OR IMPLIED.

6.4Supply of Material for Defective Packaging.  In the event PCI re-Packages Batches of Defective Packaging pursuant to Section 6.3, Client shall supply, [***], PCI with sufficient quantities of Client-supplied Materials in order for PCI to complete such re-Packaging.

Article 7
DELIVERY

7.1Delivery.  PCI shall tender Packaged Product for delivery [***] (Incoterms 2010) the Facility promptly following PCI’s receipt of the Authorization to Transfer, which shall be provided by Client no more than [***] ([***]) [***] after PCI’s issuance of a Certificate of Release, provided, that Client’s failure to provide the Authorization to Transfer in such timeframe shall be deemed as authorizing PCI to tender the Packaged Product for delivery.  Notwithstanding the prior sentence, the parties agree that [***].  Client shall qualify at least [***] ([***]) carrier to deliver Packaged Product; provided, that if Client does not provide such carrier, PCI may select one.  If the Packaged Product is to be exported out of the [***], Client shall be solely responsible for obtaining all required export or import licenses available to the Packaged Product prior to such export or import and shall reimburse PCI for [***] for delivery

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and transportation of Packaged Product from the applicable Facility.  PCI should not be listed as the exporter (U.S. Principle Party in Interest) on any documentation relating to the export out of the United States.

7.2Failure to Take Delivery; Storage.  Upon written agreement of the parties, or if Client fails to take delivery of any Packaged Product on any scheduled Delivery Date, PCI shall store such Packaged Product under conditions in accordance with the Specifications as Client’s agent.  If Client or its authorized agent fails to take delivery within [***] ([***]) [***] of the Delivery Date, Client shall be billed $[***] per pallet of unshipped Packaged Product at such time and thereafter on the [***] until Client or its authorized agent releases and takes delivery of such Packaged Product.  For each such Batch of stored Packaged Product, Client agrees that: (A) [***], (B) [***], (C) [***], and (D) [***].  Within [***] ([***]) [***] following a written request from PCI, Client shall provide PCI with a letter confirming items (A) through (D) of this Section 7.2 for each Batch of stored Packaged Product.

7.3[***]. If [***] of [***] is [***] than [***] after the [***], and provided that (i) [***] and (ii) [***] shall [***] the following [***]:

(a)[***] within [***] the [***];

(b)[***] within [***] the [***];

(c)[***] than [***] the [***].

Article 8
PAYMENTS

8.1Fees.  In consideration for PCI performing services hereunder:

(a)Client shall pay PCI the pricing for Packaging set forth on Attachment B (“Pricing”).  All undisputed fees shall be paid within [***] ([***]) [***] following date of invoice, which invoice shall be submitted to Client by PCI [***].

(b)Other Fees.  Client shall pay PCI for all other fees and expenses of PCI owing in accordance with the terms of this Agreement, including pursuant to Sections 2.2, 5.1, 7.2 and 17.3.  All undisputed fees and expenses shall be paid within [***] ([***]) [***] following date of invoice, which invoice shall be submitted to Client by PCI as and when appropriate.

8.2Pricing Adjustment. The Pricing shall be adjusted following advance written notice from PCI to Client and shall be effective on January 1st of each calendar year of the Term as follows:  (i) labor costs shall be subject to annual increase [***] to reflect any increase in the Producer Price Index, commodity code [***], issued by the Bureau of Labor Statistics, United States Department of Labor over the prior calendar year (based on the publication by the United States Department of Labor of the PPI on or about October 15th of the prior calendar year); (ii) cost in Raw Materials shall be subject to [***]; and (iii) production costs shall be subject to [***].  Upon request, PCI will provide Client with supporting evidence of the increase in PCI’s costs for Raw Materials.  In addition, the parties acknowledge and agree that the Pricing is based on PCI performing order runs of consistent size and frequency and that the Pricing shall be

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subject to review and adjustment promptly following the occurrence of any unanticipated fluctuation in order run sizes or frequency or fluctuations in forecasted quantities as described in Sections 5.2 and 5.3.  For example, such adjustment may include an increase in the Pricing due to reduced order run sizes.  In addition, the parties shall negotiate in good faith changes to the Pricing resulting from changes to Applicable Laws that are reasonably likely to materially increase the cost of providing the Packaging.

8.3Payment Terms.  Client shall make payment in U.S. Dollars, and otherwise as directed in the applicable invoice.  In the event payment is not received by PCI on or before the due date, then PCI may, in addition to any other remedies available at equity or in law, at its option, elect to do any one or more of the following: (A) charge interest on the outstanding undisputed sum from the due date (both before and after any judgment) at [***] percent ([***]%) per month [***] or [***], whichever is less; (B) suspend any further performance hereunder until such undisputed invoice is paid in full; and/or (C) terminate this Agreement pursuant to Section 17.2(b) in the event of an unpaid undisputed invoice.

8.4Taxes.  PCI shall bear and pay all federal, state and local taxes based upon or measured by its net income, and all franchise taxes based upon its corporation existence, or its general corporate right to transact business.  Any other tax, however denominated and measured, imposed upon the Packaged Products or Packaging or upon their storage, inventory, sales, transportation, delivery, use or consumption shall be paid directly by Client, or if prepaid by PCI, shall be invoiced to Client, at cost, as a separate item and paid by Client to PCI.

Article 9
CHANGES TO SPECIFICATIONS

All Specifications and any changes thereto agreed to by the parties from time to time shall be in writing, dated and signed by the parties and, if applicable, any such changes shall require a written amendment of the applicable Quality Agreement to document any such changes.  Any change to the Packaging process shall be deemed a Specification change.  No change in the Specifications shall be implemented by PCI, whether requested by Client, requested by PCI or requested or required by any Regulatory Authority, until the parties have agreed in writing to such change, the implementation date of such change, and any increase or decrease in costs, expenses or fees associated with such change (including any change to Pricing).  PCI shall respond promptly to any request made by Client for a change in the Specifications, and both parties shall use commercially reasonable, good faith efforts to agree to the terms of such change in a timely manner.  As soon as possible after a request is made for any change in Specifications, PCI shall notify Client of the costs associated with such change and shall provide such supporting documentation as Client may reasonably require.  Client shall pay all costs associated with such agreed upon changes. If there is a conflict between the terms of this Agreement and the terms of the Specifications, this Agreement shall control. PCI reserves the right to postpone effecting changes to the Specifications, or in the case of changes requested or required by any Regulatory Authority postpone Packaging under this Agreement, until such time as the parties agree to and execute the required written amendment.

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Article 10
RECORDS; REGULATORY MATTERS

10.1Batch Records and Data.  Within [***] ([***]) [***] following the completion of Packaging of each Batch, PCI shall provide Client with properly completed copies of Batch records prepared in accordance with the Specifications; provided, that if an unplanned deviation in the Packaging process occurs, PCI shall provide such Batch records within [***] ([***]) [***] following resolution of the unplanned deviation.

10.2Recordkeeping and Audit of Financial Records.  PCI shall maintain [***] complete and accurate books, records, reports, financial records, accounts and all other information relating to Packaging, including all information required to be maintained by Applicable Laws, in accordance with PCI standard operating procedures, and accurate records of expenses incurred sufficient to document any expenses invoiced to Client (“Records”). All Records shall be deemed Confidential Information. Such information shall be maintained for a period of at least [***] ([***]) [***] from the relevant Packaged Product expiration date or longer if required under Applicable Laws.

10.3Regulatory Compliance.  Client shall be solely responsible for and will obtain all Regulatory Approvals associated specifically with the Packaged Products, including any applications and amendments in connection therewith.  Client shall use [***] to expedite and obtain all Regulatory Approvals necessary for PCI to commence Packaging at each Facility.  PCI will be responsible to maintain all permits and licenses required by any Regulatory Authority with respect to each Facility generally.

10.4Governmental Inspections and Requests.  PCI shall promptly advise Client if an authorized agent of any Regulatory Authority visits a Facility concerning the Packaging.  PCI shall furnish to Client a copy of the relevant portions of any report by such Regulatory Authority within [***] ([***]) [***] of PCI’s receipt of such report.  Further, upon receipt of a Regulatory Authority request to inspect a Facility or audit PCI’s books and records with respect to Packaging, PCI shall notify Client, cooperate with Client, and shall provide Client with a copy of the relevant portions of any written document received from such Regulatory Authority, all in accordance with the Quality Agreement.  [***].

10.5Client Inspections and Audits.

(a)During the Term, up to [***] ([***]) duly-authorized employees, agents or representatives of Client shall be granted access for a maximum of up to [***] ([***]) [***] (unless otherwise agreed to by PCI in writing) upon reasonable prior written notice and at reasonable times during regular business hours to (i) the portion of a Facility where PCI performs Packaging, (ii) relevant personnel involved in Packaging and (iii) Records described in Section 10.2, in each case solely for the purpose of [***].

(b)Client will arrange audit visits with PCI Quality Management at least [***] ([***]) [***] in advance of such visit.  Inspections shall be designed to minimize disruption of operations at such Facility.  Client may not conduct an inspection under this Section 10.5 more than [***] during any [***] ([***])- [***] period; provided, that additional

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inspections may be conducted upon reasonable advance written notice in the event there is a specific quality problem concerning Packaging.

(c)The costs incurred by Client for any [***] audit, examination or inspection under this Section 10 will be borne by Client, except in the case of a “for cause” audit, in which case [***].  In all instances, PCI shall be solely responsible for its own costs, including without limitation any out-of-pocket costs that PCI may incur in connection with any audit, examination or inspection under this Section 10.

(d)Employees, agents and representatives of Client performing an audit or inspection shall abide by all PCI safety rules and other applicable employee policies and procedures, and Client shall be responsible for such compliance and must have the appropriate insurance in place to cover such responsibilities.  [***]  PCI reserves the right to require such representatives to enter into separate confidentiality agreements directly with PCI in such persons’ individual capacities on terms substantially similar to those set forth in Article 11.

10.6Recall.  If a Regulatory Authority orders or requires the recall of any Packaged Product supplied hereunder or if Client or PCI believes a recall, field alert, Packaged Product withdrawal or field correction (“Recall”) may be necessary with respect to any Packaged Product supplied under this Agreement, the party receiving the notice from the Regulatory Authority or that holds such belief shall promptly notify the other party in writing.  With respect to any Recall, PCI shall provide all necessary cooperation and assistance to Client.  Client shall provide PCI with an advance copy of any proposed submission to a Regulatory Authority in respect of any Recall, and shall consider in good faith any comments from PCI.  The cost of any Recall shall be borne by Client, and Client shall reimburse PCI for expenses incurred in connection with any Recall, in each case unless such Recall is caused solely by [***] in which case PCI’s liability for such Recall costs and expenses is limited to a maximum of the lesser of (i) $[***] or (ii) [***].  In addition to the payment contemplated by the immediately preceding sentence, any Client-supplied Materials in the Recalled Packaged Product that are destroyed or that cannot be re-packaged shall be included in the Excess Loss calculations under Section 3.1(i). For purposes of clarification, Recall costs and expenses shall include, without limitation, [***].  In the event that a Packaged Product is Recalled or Client is required to disseminate information relating to Packaged Product covered by this Agreement, Client shall so notify PCI within [***] so as to enable PCI to provide Client with such assistance in connection with such Recall as may reasonably be requested by Client.  PCI will comply with all such reasonable requests from Client.  Client shall handle exclusively the organization and implementation of all Recalls of Packaged Products. Any such Recall shall be implemented and administered in a manner which is appropriate and reasonable under the circumstances and in conformity with any requests or orders of the applicable Regulatory Authority[***].

10.7Duty to Inform.  Client shall inform PCI [***] of any important information relating to the activity, side effects, toxicity and/or safety of the Packaged Products that becomes known to Client during the term of this Agreement and that is relevant to the performance of the Packaging by PCI.

10.8Quality Agreement.  Prior to the first Packaging at a relevant Facility hereunder, the parties shall negotiate in good faith and enter into a quality agreement. For the US such quality agreement shall be entered into contemporaneously with this Agreement (“US Quality

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Agreement”). For Ireland the quality agreement shall be entered into prior to any relevant orders from Ireland (the “Ireland Quality Agreement,” together with the US Quality Agreement, the “Quality Agreement”).  References to the “Quality Agreement” throughout this Agreement shall be deemed to refer to the Quality Agreement relevant to the activity in question. The Quality Agreement shall in no way determine liability or financial responsibility of the parties for the responsibilities set forth therein.  In the event of a conflict between any of the provisions of this Agreement and the Quality Agreement with respect to quality-related activities, including compliance with cGMP, the provisions of the Quality Agreement shall govern.  In the event of a conflict between any of the provisions of this Agreement and the Quality Agreement with respect to any commercial matters, including allocation of risk, liability and financial responsibility, the provisions of this Agreement shall govern.

10.9Qualified Person Services. The following terms shall apply to the services to be provided by the QP (as defined below) (“Qualified Person Services”):

(a)Designated QP.  PCI-Ireland shall provide and perform all Qualified Person Services, through a Qualified Person designated by PCI-Ireland, who is registered by the applicable authority in Ireland or other EU Member State (“Qualified Person” or “QP”).  “Qualified Person” has the meaning ascribed to it under Article 48 and 49 of Directive 2001/83/EC on the Community Code relating to medical products for human use.

(b)Obligations of Client. Client shall at all times: (i) [***] cooperate with PCI-Ireland and allow the designated QP [***] access to [***] personnel, information, documentation, premises, and procedures requested by the QP which are relevant to the performance of the Qualified Person Services; (ii) provide [***] information to the QP necessary for PCI-Ireland to provide the Qualified Person Services; and (iii) promptly notify PCI-Ireland of any changes to the site of drug product manufacture and release testing and any material non-compliance by Client or its contract manufacturers with Applicable Laws (including without limitation cGMP) that affects or has the potential to affect Batch certification.

(c)Obligations of PCI-Ireland.  PCI-Ireland will assure that its QP will reasonably cooperate with Client and its licensee and any other qualified persons designated by Client with respect to declarations for starting and intermediate materials as well as Packaged Product release.  In addition, upon Client’s request, PCI-Ireland and the designated QP shall provide [***].

(d)QP’s Discretion.  Client acknowledges that the designated QP is not obligated to issue a declaration, including without limitation a declaration of cGMP status of active substance manufacturers (“Declaration”) or release or certification (collectively a “Release”) unless and until the QP is satisfied that all requirements for such Declaration or Release have been met.  In no event shall either the QP or PCI-Ireland be obligated to issue a Declaration or Release, or rely on a Declaration or Release of another qualified person, if the QP reasonably believes that doing so would be contrary to or violate any Applicable Laws governing the performance of the Qualified Person Services.

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Article 11
CONFIDENTIALITY AND NON-USE

11.1Mutual Obligation.  PCI and Client each agrees that it will not use the other party’s Confidential Information except in connection with the performance of its obligations hereunder and will not disclose the other party’s Confidential Information to any third party without the prior written consent of the other party, except to the extent (i) required by Applicable Laws and (ii) is necessary for the receiving party to conduct financings, to file or prosecute patent applications, to prosecute or defend litigation, to comply with Applicable Laws (including without limitation securities laws, cGMP regulations, the FD&C Act or regulations promulgated thereunder), to prepare or submit any filings with any Regulatory Authority relating to the Packaged Product or its Packaging (including any BLA or MAA), to prepare for or undergo any inspections (including a PLI or PAI) by any Regulatory Authorities for the Packaged Product, to make any filing with the Securities and Exchange Commission or the securities regulators of any state or other jurisdiction or otherwise to establish rights or enforce obligations under this Agreement, but only to the extent that any such disclosure is reasonably necessary; provided, that prior to making any such legally required or necessary disclosure, the party making such disclosure shall give the other party as much prior notice of the requirement for and contents of such disclosure as is practicable under the circumstances.  Notwithstanding the foregoing, each party may disclose the other party’s Confidential Information to any of its Affiliates, officers, directors, employees, advisors and service providers (“Representatives”) that (A) need to know such Confidential Information for the purpose of performing under this Agreement, (B) are advised of the contents of this Article 11 and (C) agree to be bound by the terms of this Article 11.  Without prejudice to the rights and remedies otherwise available to a party at law or in equity, the parties agree that a non-breaching party shall be entitled to seek equitable relief by way of specific performance and injunction or otherwise if the other party breaches or threatens to breach any of the provisions of this Article 11.

11.2Definition.  As used in this Agreement, the term “Confidential Information” includes all such information furnished by PCI or Client, or any of their respective Representatives or Affiliates, to the other party or its Representatives or Affiliates, whether furnished before, on or after the Effective Date and furnished in any form, including written, verbal, visual, electronic or in any other media or manner.  Confidential Information includes all proprietary technologies, know-how, trade secrets, discoveries, inventions and any other Intellectual Property (whether or not patented or registered), materials and information regarding composition of matter, manufacture, handling and storage, analyses, compilations, business or technical information and other materials prepared by either party, or any of their respective Representatives or Affiliates, containing or based in whole or in part on any such information furnished by the other party or its Representatives or Affiliates.  Confidential Information also includes the existence of this Agreement and its terms.

11.3Exclusions.  Notwithstanding Section 11.2, Confidential Information does not include information that (A) is or becomes generally available to the public or within the industry to which such information relates other than as a result of a breach of this Agreement, (B) is already known by the receiving party at the time of disclosure as evidenced by the receiving party’s written records, (C) becomes available to the receiving party on a non-confidential basis from a source that the receiving party reasonably believes is entitled to disclose it on a non-confidential basis or (D) was or is independently developed by or for the

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receiving party without reference to, use of or access to the Confidential Information of the other party as evidenced by the receiving party’s written records.

11.4No Implied License.  Except as expressly set forth in Section 12.1, the receiving party will obtain no right of any kind or license under any Confidential Information of the disclosing party, including any patent application or patent, by reason of this Agreement.  All Confidential Information will remain the sole property of the party disclosing such information or data, subject to Article 12.

11.5Return of Confidential Information.  Upon expiration or termination of this Agreement, the party receiving Confidential Information will cease its use and, upon request, within [***] ([***]) [***] either return or destroy (and certify as to such destruction) all Confidential Information of the other party, including any copies thereof, except for a single copy thereof which may be retained for the sole purpose of determining the scope of the obligations incurred under this Agreement.  Notwithstanding the generality of the foregoing, nothing contained herein shall be construed as requiring the destruction of system wide back-up materials which may incidentally contain or have reference to Confidential Information.

11.6Survival.  The obligations of this Article will terminate [***] ([***]) [***] from the expiration or termination of this Agreement, except with respect to trade secrets, for which the obligations of this Article will continue for so long as such information remains a trade secret under Applicable Laws.

11.7Exclusivity. During the term of this Agreement, and for a period of one (1) year following the expiration or termination of this Agreement, PCI agrees that, other than pursuant to this Agreement, it will not package for commercial distribution any oral immunotherapy product for the treatment of peanut allergy.

Article 12
INTELLECTUAL PROPERTY

12.1Ownership of Client Intellectual Property; License.  All Intellectual Property owned or controlled by Client prior to the Effective Date or developed independently of this Agreement without use of PCI Intellectual Property or PCI Confidential Information, including but not limited to any improvements to Intellectual Property owned or controlled by Client, shall be the sole and exclusive property of Client.  Client grants to PCI a non-exclusive, non-transferable, royalty-free license to use Client Intellectual Property solely to the extent necessary for PCI to perform its obligations under this Agreement.  No other license to Client Intellectual Property is hereby granted. PCI hereby agrees that it shall not assign, mortgage, pledge, grant a security interest in, or encumber any of Client’s Equipment or Intellectual Property.

12.2Ownership of PCI Intellectual Property. All Intellectual Property owned or controlled by PCI prior to the Effective Date or developed independently of this Agreement [***], including but not limited to any improvements to PCI’s proprietary packaging processes shall be the sole and exclusive property of PCI.  PCI hereby grants to Client and its Affiliates an irrevocable, worldwide, royalty-free, non-exclusive license under PCI Intellectual Property to use PCI Intellectual Property solely to the extent necessary for Client to perform its obligations under this Agreement and to distribute and sell the Packaged Product in accordance with this

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Agreement. The foregoing license shall be sublicensable through multiple tiers to Client’s commercial vendors to distribute and sell the Packaged Product on behalf of Client. Except as otherwise set forth in this Agreement, no license or other right to PCI Intellectual Property is granted to Client.

12.3Ownership of Inventions. In performing the Packaging, PCI or its employees, independent contractors, consultants, agents or other authorized representatives may discover or develop Intellectual Property, whether or not patentable (collectively, the “Inventions”).  PCI and Client agree that all Inventions, [***] that relate to Client’s proprietary products or to its Intellectual Property shall be owned solely by Client, whether made in whole or in part by PCI (“Client Inventions”).  All Inventions that are made by PCI that are not Client Inventions shall be owned solely by PCI. PCI hereby assigns, and will cause its employees, independent contractors, consultants, agents or other authorized representatives to assign, all of its right, title and interest in and to all Client Inventions and related Intellectual Property rights (including enforcement rights), and shall take all necessary actions to effect such assignment.  PCI hereby designates Client as its agent for, and grants to Client a power of attorney, which power of attorney shall be deemed coupled with an interest, solely for the purpose of effecting the foregoing assignment from PCI to Client.

12.4Ownership of Deliverables.  Except as set forth in Section 12.2, all data and information resulting from the conduct of the Packaging for Client and required to be delivered to Client hereunder shall be the sole property of Client and shall be subject to Client’s exclusive use, commercial or otherwise.

12.5Change in Processes.  The parties agree that the Quality Agreement shall provide that Client shall have the right to review and approve any [***] changes in Packaging processes utilized by PCI under this Agreement, including processes that incorporate technologies owned by third parties.

12.6Technology Transfer.  Commencing promptly upon the effective date of expiration or termination of this Agreement, or upon Client’s written request, PCI shall transfer to Client and/or its designated alternative packager(s) of Bulk Product any equipment or tooling designs and any other designs that are unique to the Packaging of the Bulk Product (regardless of whether such designs were made prior to or after the Effective Date) then at PCI, and shall make PCI’s personnel reasonably available as necessary to effect an orderly transfer to Client or such alternative supplier(s).  In the event that such designs referenced in this paragraph include any PCI Intellectual Property, PCI hereby grants to Client under PCI’s Intellectual Property a non-exclusive, worldwide, irrevocable, fully paid up, royalty-free, perpetual license solely to use such designs for the Packaging of Bulk Product and to make, have made, sell, offer to sell or import Packaged Product. The foregoing license shall be sublicensable through multiple tiers to Client’s commercial vendors for the Packaging of Bulk Product and to make, have made, sell, offer to sell or import Packaged Product on behalf of Client.

Article 13
REPRESENTATIONS AND WARRANTIES

13.1PCI.  PCI represents, warrants and undertakes to Client that:

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(a)Packaging shall be performed in accordance with Applicable Laws and in conformance with the Specifications, this Agreement and the Quality Agreement; provided, that PCI shall not be liable for defects attributable to Client-supplied Materials (including artwork and labeling);

(b)it has and will maintain all rights, licenses and permits for the Facilities necessary to perform the Packaging hereunder;

(c)the terms of this Agreement do not violate and will not cause a breach of or a default under the terms of any other agreement to which PCI is a party or by which it is subject or bound;

(d)neither PCI nor its representatives, employees or agents involved with the Packaging or Other Related Services provided hereunder have been debarred pursuant to the FD&C Act.  PCI further warrants, represents and covenants that it shall not use in any capacity the services of any person debarred under the FD&C Act. PCI will immediately notify Client of any allegations or investigations of any PCI personnel regarding actual or threatened claims of professional or research misconduct or any violation of Applicable Laws relating to or potentially affecting Client, the Quality Agreement, this Agreement, or the performance of the Packaging or Other Related Services hereunder or under the Quality Agreement; and

(e)any PCI technology used by PCI for the performance of the Packaging or Other Related Services by PCI under this Agreement, whether owned by PCI or owned by a third party, will, to its knowledge, not violate or infringe upon any Intellectual Property or other right (including contractual right) held by any third person or entity.

13.2Client.  Client represents, warrants and undertakes to PCI that:

(a)the Client-supplied Materials (including artwork and labeling) shall have been produced in accordance with and not violate Applicable Laws and shall comply with all applicable specifications;

(b)no Client-supplied Materials shall, at the time of delivery, be (i) adulterated or misbranded within the meaning of the FD&C Act, or any similar law of any other jurisdiction, or (ii) an article which may not, under the provisions of the FD&C Act, or any similar law of any other jurisdiction, be introduced into interstate commerce;

(c)no specific safe handling instructions, health and environmental information or material safety data sheets are applicable to any other Client-supplied Materials, except as provided to PCI in writing by Client [***];

(d)all Packaged Product delivered to Client by PCI will be held, used and disposed of by or on behalf of the Client in accordance with all Applicable Laws, and Client will otherwise comply with all laws, rules, regulations and guidelines applicable to Client’s performance under this Agreement and its use of Packaged Product provided by PCI under this Agreement;

(e)Client will not release any Batch of Packaged Product if Client knows [***] that Packaging does not comply with the Specifications;

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(f)Client has all necessary authority to use and to permit PCI to use pursuant to this Agreement all Intellectual Property related to Client-supplied Materials (including artwork and labeling), and the Packaging, including any copyrights, trademarks, trade dress, trade secrets, patents, inventions and developments; and

(g)the work to be performed by PCI under this Agreement, to the extent based on Client’s Intellectual Property, products or components of Client, including Client-supplied Materials, and information provided by Client or otherwise caused by Client, will to its knowledge not violate or infringe upon any trademark, trade name, copyright, patent, trade secret, trade dress or other Intellectual Property or other right held by any person or entity.

13.3LIMITATIONS.  THE REPRESENTATIONS AND WARRANTIES SET FORTH IN THIS Article 13 ARE THE SOLE AND EXCLUSIVE REPRESENTATIONS AND WARRANTIES MADE BY EACH PARTY TO THE OTHER PARTY, AND NEITHER PARTY MAKES ANY OTHER REPRESENTATIONS, WARRANTIES OR GUARANTEES OF ANY KIND WHATSOEVER, INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY, NON-INFRINGEMENT OR FITNESS FOR A PARTICULAR PURPOSE.

Article 14
INDEMNIFICATION

14.1Indemnification by PCI.  PCI shall indemnify, defend and hold harmless Client, its Affiliates, and their respective directors, officers, employees, representatives, and agents (“Client Indemnitees”) from and against any and all suits, claims, losses, demands, liabilities, damages, costs and expenses (including reasonable attorneys’ fees and reasonable investigative costs) in connection with any suit, demand or action by any third party (“Losses”) arising out of or resulting from (A) any breach of its representations, warranties or obligations set forth in this Agreement; (B) any negligence or willful misconduct by PCI; or (C) any actual or alleged infringement or violation of any third party Intellectual Property by PCI’s packaging technology or processes; in each case except to the extent that any of the foregoing arises out of or results from any Client Indemnitee’s negligence, willful misconduct or breach of this Agreement.

14.2Indemnification by Client.  Client shall indemnify, defend and hold harmless PCI, its Affiliates, and their respective directors, officers, employees, representatives, and agents (“PCI Indemnitees”) from and against any and all Losses arising out of or resulting from (A) any breach of its representations, warranties or obligations set forth in this Agreement, (B) any manufacture, labeling, packaging, sale, promotion, distribution or use of or exposure to Client-supplied Materials or Packaged Product, including product liability, (C) Client’s exercise of control over the Packaging, to the extent that Client’s instructions or directions violate Applicable Laws, (D) any actual or alleged infringement or violation of any third party Intellectual Property by Client’s Intellectual Property, products or components of Client, including Client-supplied Materials, information provided by Client or otherwise caused by Client, or (E) any negligence or willful misconduct by Client; in each case except to the extent that any of the foregoing arises out of or results from any PCI Indemnitee’s negligence, willful misconduct or breach of this Agreement.

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14.3Indemnification Procedures.  All indemnification obligations in this Agreement are conditioned upon the party seeking indemnification promptly notifying the indemnifying party of any claim or liability of which the party seeking indemnification becomes aware (including a copy of any related complaint, summons, notice or other instrument); provided, that failure to provide such notice within a reasonable period of time shall not relieve the indemnifying party of any of its obligations hereunder except to the extent the indemnifying party is [***] prejudiced by such failure.  The indemnifying party will assume and conduct the legal defense of the indemnified party in any suit that could result in claims under this Article 14.  The indemnifying party will not [***]. The indemnified party shall cooperate with the indemnifying party in the defense of any such claim or liability and any related settlement negotiations at the indemnifying party’s expense.

Article 15
LIMITATIONS OF LIABILITY

15.1PCI’S LIABILITY UNDER THIS AGREEMENT FOR ANY PACKAGING BATCHES GIVING RISE TO A PARTICULAR CLAIM SHALL IN NO EVENT EXCEED [***].

15.2IN NO EVENT SHALL PCI’S TOTAL LIABILITY UNDER THIS AGREEMENT WITH RESPECT TO ANY [***] PERIOD EXCEED [***] PAID DURING SUCH [***]-[***] PERIOD BY CLIENT TO PCI UNDER THIS AGREEMENT.  IN NO [***] PERIOD SHALL PCI’S LIABILITY UNDER THIS AGREEMENT EXCEED [***].

15.3NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR INDIRECT, INCIDENTAL, SPECIAL, PUNITIVE OR CONSEQUENTIAL DAMAGES OR LOSS OF REVENUES, PROFITS OR DATA ARISING OUT OF PERFORMANCE UNDER THIS AGREEMENT, WHETHER IN CONTRACT OR IN TORT, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

15.4WITH RESPECT TO SECTIONS 15.1 AND 15.2, THE LIMITATIONS AND EXCLUSIONS OF LIABILITY DO NOT APPLY TO ANY DAMAGES ATTRIBUTABLE TO (i) [***] OR (ii) [***]. WITH RESPECT TO SECTIONS 15.1, 15.2 AND 15.3, THE LIMITATIONS AND EXCLUSIONS OF LIABILITY DO NOT APPLY TO ANY OF THE FOLLOWING: (i) [***]; (ii) [***]; OR (iii) [***].

Article 16
INSURANCE

16.1By Client.  Client shall maintain (i) property insurance against the perils of physical loss, including those generally associated with “all risk” property insurance and theft, in amounts sufficient to protect all Client-supplied Materials at PCI’s facility or while in transit, (ii) a commercial general liability insurance policy covering personal injury damages with limits of $[***] ([***] dollars) per occurrence, (iii) an umbrella liability insurance policy with limits of $[***] ([***] dollars) per occurrence and (iv) a product liability insurance policy with limits of $[***] ([***] dollars) per occurrence.  Client agrees to designate PCI as an “additional insured” under such general liability insurance policy. Client shall also carry and maintain in force at all times relevant hereto all other insurance required by law or statute.

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16.2By PCI.  PCI shall maintain (i) employer’s liability insurance with a limit of not less than [***] dollars ($[***]), (ii) commercial general liability insurance with limits of [***] dollars ($[***]) per occurrence and a general aggregate limit of [***] dollars ($[***]), (iii) umbrella liability insurance, in excess of the above coverage [***] with a limit per occurrence of [***] dollars ($[***]) and an aggregate limit of [***] dollars ($[***]), and (iv) products liability insurance exclusive of the above coverage for general liability [***] with a per claim limit of [***] dollars ($[***]) and an aggregate limit of [***] dollars ($[***]).

16.3General. The policies required in this Article 16 shall remain in effect throughout the term of this Agreement and shall not be canceled or subject to reduction or any other material modification without written notice to the other party.  Each party may self-insure all or any portion of the required insurance as long as, together with its Affiliates, its US GAAP net worth is greater than $[***] or its annual EBITDA (earnings before interest, taxes, depreciation and amortization) is greater than $[***].  Each required insurance policy, other than self-insurance, shall be obtained from an insurance carrier with an A.M. Best rating of at least A- VII.  If any of the required policies of insurance are written on a claims made basis, such policies shall be maintained throughout the Term and for a period of at least [***] thereafter.  Upon the other party’s written request from time to time, each party shall promptly furnish to the other party a certificate of insurance or other evidence of the required insurance.

Article 17
TERM AND TERMINATION

17.1Term.  This Agreement shall commence on the Effective Date and shall continue until the end of the fourth (4th) Contract Year, unless earlier terminated in accordance with Section 17.2 (the “Initial Term”).  At the end of the Initial Term, this Agreement shall automatically extend for successive one (1)-year periods (such additional one (1)-year periods, together with the Initial Term, the “Term”) unless and until one party gives the other party at least three (3) years prior written notice of its desire to terminate as of the end of the then-current Term.

17.2Termination.  This Agreement may be terminated immediately without further action:

(a)by either party if the other party files a petition in bankruptcy, or enters into an agreement with its creditors, or applies for or consents to the appointment of a receiver, administrative receiver, trustee or administrator, or makes an assignment for the benefit of creditors, or suffers or permits the entry of any order adjudicating it to be bankrupt or insolvent and such order is not discharged within thirty (30) calendar days, or takes any equivalent or similar action in consequence of debt in any jurisdiction;

(b)by either party if the other party materially breaches any of the provisions of this Agreement and such breach is not cured within thirty (30) days after the giving of written notice requiring the breach to be remedied; provided, that in the case of a failure of Client to make payments in accordance with the terms of this Agreement, PCI may terminate this Agreement if such payment breach is not cured within 30 calendar days of receipt of notice of non-payment from PCI; or

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(c)by Client for any reason or no reason upon twenty four (24) calendar months’ prior written notice to PCI; or

(d)by either party if any required license, permit or certificate required of the other party to perform its obligations under this Agreement is not approved and/or issued, or is revoked, by any applicable Regulatory Authority; or

(e) by Client if Client decides to discontinue the marketing or sale of the Packaged Product in the United States.

17.3Effect of Termination.  Expiration or termination of this Agreement shall be without prejudice to any rights or obligations that accrued to the benefit of either party prior to such expiration or termination.  In the event of a termination of this Agreement:

(a)PCI shall promptly return to Client, at Client’s expense and at Client’s direction, any remaining inventory of Client-supplied Materials and Client Confidential Information; provided, that PCI shall have no obligation to so return such items until all undisputed outstanding invoices sent by PCI to Client have been paid in full.

(b)In accordance with the provisions regarding payment under this Agreement, Client shall pay PCI all invoiced amounts outstanding hereunder, plus, upon receipt of invoice therefore, for any (i) [***], (ii) [***], (iii) [***] and (iv) [***] made, in connection with PCI’s performance of this Agreement, so long as such [***] were made by PCI consistent with Client’s most recent Firm Commitment and Client’s minimum purchase obligations.

(c)Removal of Equipment.  Upon expiration or any termination of this Agreement, the Parties shall within [***] ([***]) [***] agree on a procedure which allows Client to gain reasonable access to the Facilities, as Client reasonably requires, to remove any Equipment that is owned by Client from such Facilities (with Client [***] to access and remove such Equipment) or offer PCI to purchase such Equipment from Client by paying Client [***]).

17.4Survival.  The rights and obligations of the parties shall continue under Article 12 (Intellectual Property), Article 14 (Indemnification), Article 15 (Limitations of Liability), Article 18 (Notice), Article 19 (Miscellaneous); under Article 11 (Confidentiality and Non-Use) and Article 16 (Insurance), in each case to the extent expressly stated therein; and under Sections 3.1(h) (Liability for Loss), 3.1(i) (Annual Reconciliation of Excess Loss; Reimbursement), 6.2 (Discrepant Results), 6.3 (Defective Packaging), 8.3 (Payment Terms), 8.4 (Taxes), 10.2 (Recordkeeping), 10.6 (Recall), 13.3 (Limitations on Warranties), 17.3 (Effect of Termination) and 17.4 (Survival), in each case in accordance with their respective terms if applicable, notwithstanding expiration or termination of this Agreement.

Article 18
NOTICE

All notices and other communications hereunder shall be in writing and shall be deemed given: (A) when delivered personally; (B) when delivered by facsimile transmission (receipt verified); (C) when received or refused, if mailed by registered or certified mail (return receipt requested), postage prepaid; or (D) when delivered if sent by express courier service, to the parties at the following addresses (or at such other address for a party as shall be specified by

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like notice; provided, that notices of a change of address shall be effective only upon receipt thereof):

To Client:	Aimmune Therapeutics, Inc.

8000 Marina Blvd., Suite 300

Brisbane, CA  94005
Attn:  [***]

[***]
With a copy to: [***]

To PCI:	3001 Red Lion Road Philadelphia, PA 19114 Attn: [***] Facsimile: [***]

Article 19
MISCELLANEOUS

19.1Entire Agreement; Amendments.  This Agreement, together with all Attachments and the Quality Agreement, constitutes the entire understanding between the parties, and supersedes any contracts, agreements or understandings (oral or written) of the parties (except for confidentiality agreements), with respect to the subject matter hereof, including for avoidance of doubt, any quotation letters referenced in Attachment B.  No modification or amendment to this Agreement shall be effected by or result from the receipt, acceptance, signing or acknowledgment of any Party’s purchase orders, order acknowledgements, quotations, invoices, shipping documents or other business forms containing terms or conditions in addition to or different from the terms and conditions set forth in this Agreement, and the terms of this Agreement shall supersede any provision in any purchase order or other document that is in addition to or inconsistent with the terms of this Agreement.  No term of this Agreement may be amended except upon written agreement of the parties, unless otherwise expressly provided in this Agreement.

19.2Captions; Certain Conventions.  The captions in this Agreement are for convenience only and are not to be interpreted or construed as a substantive part of this Agreement.  Unless otherwise expressly provided herein or the context of this Agreement otherwise requires, (A) words of any gender include each other gender, (B) words such as “herein,” “hereof,” and “hereunder” refer to this Agreement as a whole and not merely to the particular provision in which such words appear, (C) words using the singular shall include the plural, and vice versa, (D) the words “include(s)” and “including” shall be deemed to be followed by the phrase “but not limited to,” “without limitation” or words of similar import, (E) the word “or” shall be deemed to include the word “and” (e.g., “and/or”) and (F) references to “Article,” “Section,” “subsection,” “clause” or other subdivision, or to an Attachment or other appendix, without reference to a document are to the specified provision or Attachment of this Agreement.  This Agreement shall be construed as if it were drafted jointly by the parties.

19.3Further Assurances.  The parties agree to execute, acknowledge and deliver such further instruments and to take all such other incidental acts as may be reasonably necessary or appropriate to carry out the purpose and intent of this Agreement.

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19.4No Waiver.  Failure by either party to insist upon strict compliance with any term of this Agreement in any one or more instances will not be deemed to be a waiver of its rights to insist upon such strict compliance with respect to any subsequent failure.

19.5Severability.  If any term of this Agreement is declared invalid or unenforceable by a court or other body of competent jurisdiction, the remaining terms of this Agreement will continue in full force and effect.

19.6Non-Solicitation.  PCI shall not solicit (either directly or indirectly) for employment or employ any of Client’s employees during the Term of this Agreement.  In the event PCI desires to solicit for employment or employ one of such Client’s employees, then PCI must obtain Client’s prior written approval for such solicitation or employment, which may be withheld in its sole discretion.  Client shall not solicit (either directly or indirectly) for employment or employ any of PCI’s or its Affiliates’ employees.  In the event Client desires to solicit for employment or employ one of such PCI’s or its Affiliates’ employees, then Client must obtain PCI’s prior written approval for such solicitation or employment, which may be withheld in its sole discretion.  For the purposes of this Section, “solicit” does not include contact resulting from means such as public advertisement, placement firm searches or similar means not directed specifically to an individual and to which the individual responds on his or her own initiative.

19.7Independent Contractors.  The relationship of PCI and Client is that of independent contractors, and neither will incur any debts or make any commitments for the other except to the extent expressly provided in this Agreement.  Nothing in this Agreement is intended to create or will be construed as creating between the parties the relationship of joint ventures, co-partners, employer/employee or principal and agent.  Neither PCI nor Client shall have any responsibility for the hiring, termination or compensation of the other’s employees or contractors or for any employee benefits of any such employee or contractor.

19.8Successors and Assigns.  This Agreement will be binding upon and inure to the benefit of the parties, their successors and permitted assigns.  Neither party may assign this Agreement, in whole or in part, without the prior written consent of the other party, except that either party may, without the other party’s consent, assign this Agreement in its entirety to an Affiliate or to a successor to substantially all of the business or assets of the assigning party or the assigning party’s business unit responsible for performance under this Agreement.

19.9No Third Party Beneficiaries.  Except as provided under Article 14, this Agreement shall not confer any rights or remedies upon any person or entity other than the parties named herein and their respective successors and permitted assigns.

19.10Governing Law.  This Agreement shall be governed by and construed under the laws of the State of Delaware, excluding its conflicts of law provisions.  The United Nations Convention on Contracts for the International Sale of Goods shall not apply to this Agreement.

19.11Alternative Dispute Resolution.  Any dispute, controversy or claim that arises between the parties out of or in connection with this Agreement, or the breach thereof, shall be exclusively and finally resolved by binding arbitration. A party that wishes to initiate the dispute resolution process shall send written notice to the other party with a summary of the controversy

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and a request to initiate these dispute resolution procedures.  A representative of each party shall meet in person or by electronic means (videoconference etc.) to attempt in good faith to negotiate a resolution of the dispute prior to pursuing other available remedies.  If the project managers cannot promptly resolve the issue, they will refer the dispute to the chief executive officers of the parties, or their designees, for resolution.  If within [***] ([***]) [***] after such meeting the parties have not succeeded in negotiating a resolution of the dispute, either party may elect to submit such matter for resolution by arbitration in New York administered by the Judicial Arbitration and Mediation Services, Inc. (“JAMS”), under its Comprehensive Arbitration Rules and Procedures then in effect.  The parties will mutually select [***] ([***]) arbitrator.  If the parties are unable to select the arbitrator within [***] ([***]) [***] of the submission of the dispute to arbitration, the parties consent to the selection of the arbitrator by the JAMS administrator. The arbitrator shall have significant experience in resolving business contract disputes in the biotechnology packaging industry. Judgment on the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof.  The language to be used in the arbitral proceedings shall be English.  Disputes regarding the validity, scope or enforceability of intellectual property rights shall not be subject to arbitration pursuant to this Section 19.11 but instead shall be submitted to a court of competent jurisdiction.  Notwithstanding the foregoing, each party may institute a formal court action at any time in order to avoid the expiration of any applicable limitations period, preserve a superior position with respect to other creditors, protect the validity, scope or enforceability of its intellectual property rights, or seek injunctive or other equitable relief. All aspects of the arbitration shall be treated as confidential. Neither the parties nor the arbitrators may disclose the existence, content or results of the arbitration, except as necessary to comply with legal or regulatory requirements.  Before making any such disclosure, a party shall give written notice to the other party and shall afford such party a reasonable opportunity to protect its interests.

19.12Prevailing Party.  In any dispute resolution proceeding between the parties in connection with this Agreement, the prevailing party will be entitled to recover its reasonable attorney’s fees and costs in such proceeding from the other party.

19.13Publicity.  Neither party will make any press release or other public disclosure regarding this Agreement or the transactions contemplated hereby without the other party’s express prior written consent, except as required under Applicable Laws, by any governmental agency or by the rules of any stock exchange on which the securities of the disclosing party are listed, in which case the party required to make the press release or public disclosure shall use commercially reasonable efforts to obtain the approval of the other party as to the form, nature and extent of the press release or public disclosure prior to issuing the press release or making the public disclosure.

19.14Setoff.  Without limiting PCI’s rights under law or in equity, PCI and its Affiliates, parent or related entities, collectively or individually, may exercise a right of set-off against any and all amounts due to PCI from Client.  For purposes of this Section, PCI, its Affiliates, parent or related entities shall be deemed to be a single creditor.

19.15Force Majeure.  Except as to payments required under this Agreement, a party shall not be liable in damages for, nor shall this Agreement be terminable or cancelable by reason of, any delay or default in such party’s performance hereunder if such default or delay is caused by events beyond such party’s reasonable control, including acts of God, law or

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regulation or other action or failure to act of any government or agency thereof, strikes, lockouts, slowdowns, delay of subcontractors or vendors, war (declared or undeclared) or insurrection, civil commotion, terrorism, destruction of production facilities or materials by earthquake, fire, flood or weather, labor disturbances, epidemic or failure of suppliers, public utilities or common carriers; provided, that the party seeking relief under this Section shall immediately notify the other party of such cause(s) beyond such party’s reasonable control and provide an estimate of the anticipated duration.  The party that may invoke this Section 19.15 shall use commercially reasonable efforts to reinstate its ongoing obligations to the other party as soon as practicable. If such Force Majeure event is expected to delay Packaging for more than [***] ([***]) [***] the parties shall consult with each other to consider how to address such delay.  If the cause(s) shall continue unabated for [***] ([***]) [***], then both parties shall meet to discuss and negotiate in good faith what modifications to this Agreement should result from such cause(s) and the party not claiming a force majeure event shall have the right to terminate this Agreement upon the expiration of such [***] ([***])-[***] period.

19.16Counterparts.  This Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument.  Any photocopy, facsimile or electronic reproduction of the executed Agreement shall constitute an original.

[Signature page follows]

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IN WITNESS WHEREOF, the parties have caused their respective duly authorized representatives to execute this Agreement effective as of the Effective Date.

ANDERSONBRECON INC. By: /s/ Phil DiGiacomo Name: Phil Digiacomo Its: SVP of Sales	AIMMUNE THERAPEUTICS, INC. By: /s/ Michael S. Holfinger Name: Michael Holfinger Its: SVP, Technical Operations
MILLMOUNT HEALTHCARE LIMITED By: /s/ Phil DiGiacomo Name: Phil DiGiacomo Its: SVP of Sales

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ATTACHMENT A

TERRITORY

[***]

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ATTACHMENT B

UNIT PRICING, FEES AND MINIMUM REQUIREMENT

[***]

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ATTACHMENT C

PERMITTED SUBCONTRACTORS

[***]

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